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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             SEPTEMBER 1, 2000


                         HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                         001-12810                    22-2535743
(State or other                    (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)

           24225 GARNIER STREET
           TORRANCE, CALIFORNIA                              90505-5355
 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:      (310) 784-2100

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 28, 2000 Registrant received a letter of resignation from Registrant's independent public accountants, McGladrey & Pullen, LLP, dated August 25, 2000. The Board of Directors is currently interviewing several audit firms that have expressed interest in providing their independent public accounting services to the Registrant. The Registrant expects to identify the selection of its new auditing firm promptly.

         McGladrey & Pullen, LLP previously issued a report dated August 1, 2000. The report did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope or accounting principles. Such report subsequent to issuance has not been modified. There were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two year period prior covered by their report and subsequently through August 25, 2000.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Exhibits

                  16.1 - Letter on change in certifying accountant.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HI-SHEAR TECHNOLOGY CORP.



Dated: September 1, 2000               By: /s/ George W. Trahan
                                          --------------------------------------
                                          George W. Trahan, President, Chief
                                          Executive Officer and Co-Chairman